EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                           CHEMICAL LEAMAN CORPORATION

                                OFFER TO EXCHANGE

                             ALL OF ITS OUTSTANDING

                          10 3/8% SENIOR NOTES DUE 2005

                                     FOR ITS

                          10 3/8% SENIOR NOTES DUE 2005

         As set forth in Prospectus described below, this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender for exchange 10 3/8% Senior Notes due 2005 ("Old Notes"), of Chemical Leaman Corporation, a Pennsylvania corporation ("Company"), pursuant to the Exchange Offer (as defined below) if certificates for Old Notes are not immediately available or the certificates for Old Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                  The Exchange Agent for the Exchange Offer is:

                            FIRST UNION NATIONAL BANK

               By Mail                       By Hand/Overnight Express:
First Union National Bank                    First Union National Bank
1525 West W.T. Harris Boulevard 3C3          1525 West W.T. Harris Boulevard 3C3
Charlotte, North Carolina 28288              Charlotte, North Carolina 28288
Attention: Michael Klotz                     Attention: Michael Klotz


                           By Facsimile Transmission:
                                 (704) 590-7628
                              Confirm by telephone:
                                 (704) 590-7408

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

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       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                  NEW YORK CITY TIME, ON               , 1997,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.

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Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated ___________ , 199 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedures."

Signature(s)
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Name(s) of Eligible Holders

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                              PLEASE TYPE OR PRINT

Principal Amount of Old Notes Tendered for
Exchange $
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Old Note Certificate No(s). (If available
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Dated                      , 199
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Address(es)
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                                                            Zip Code

Area Code and Tel. No.(s)
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(Check box if shares will be tendered by book-entry transfer)

[ ] The Depository Trust Company

Account Number
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby guarantees to either deliver to the Exchange Agent the certificates representing all the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof),properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.


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           Name of Firm                           Authorized Signature

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                Address                           Please Type or Print

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                Zip Code

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.